                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 23, 2002

                                 HORIZON BANCORP
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

         0-10792                                         35-1562417
  (Commission File No.)                     (I.R.S. Employer Identification No.)

                               515 FRANKLIN SQUARE
                             MICHIGAN CITY, IN 46360
                    (Address of principal executive officer)


                                 (219) 879-0211
              (Registrant's telephone number, including area code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES


This Current Report on Form 8-K is being filed to report the agreement of certain holders of stock appreciation rights granted under the Registrant's employee stock option plans to cap the value of the stock appreciation rights as more fully described in the press release attached hereto as Exhibit 99.1 and incorporated by reference.




 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits.

              99.1   Press Release, dated August 23, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 23, 2002

                               HORIZON BANCORP


                               By:    /s/ James H. Foglesong
                                   ---------------------------------------------
                                     James H. Foglesong, Chief Financial Officer




















                                       3